EXHIBIT 99.1

                                RAMP CORPORATION
                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

The unaudited pro forma condensed consolidated balance sheet as of June 30, 2004 gives effect to the sale of OnRamp as if it had occurred on June 30, 2004, and is not necessarily indicative of the financial position of the Company had it occurred on that date. The unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2004 and the fiscal year ended December 31, 2003 give effect to the sale of OnRamp as if it had occurred on November 10, 2003 (the original acquisition date), and are not necessarily indicative of the results of operations for future periods or the results that actually would have been realized had we completed these transactions as of those dates.

The unaudited pro forma financial statements, including notes thereto, should be read in conjunction with the historical financial statements of the Company included in our Form 10-K for the year ended December 31, 2003, and the unaudited financial statements filed in our Form 10-Q for the quarter ended June 30, 2004.

                                RAMP CORPORATION
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 2004


                                                                                              SALE OF
                                                                          AS REPORTED        ONRAMP (A)       PRO FORMA
                                                                        ---------------------------------------------------
                                         ASSETS
CURRENT ASSETS
        Cash                                                              $      166,000   $      431,000    $     597,000
        Accounts receivable                                                      196,000          (81,000)         115,000
        Unbilled receivables                                                      67,000          (61,000)           6,000
        Prepaid expenses and other                                               222,000           (1,000)         221,000
                                                                        ---------------------------------------------------
                          TOTAL CURRENT ASSETS                                   651,000           288,000         939,000
                                                                        ---------------------------------------------------

NON-CURRENT ASSETS
        Property and equipment, net                                            1,439,000         (309,000)       1,130,000
        Security deposits                                                        260,000           (4,000)         256,000
        Goodwill                                                               4,962,000       (3,357,000)       1,605,000
        Other intangible assets, net                                           1,201,000       (1,118,000)          83,000
                                                                        ---------------------------------------------------
                        TOTAL NON-CURRENT ASSETS                               7,862,000       (4,788,000)       3,074,000
                                                                        ---------------------------------------------------
                             TOTAL ASSETS                                 $    8,513,000   $   (4,500,000)   $   4,013,000
                                                                        ===================================================

                       LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
        Promissory notes and current portion of long term debt            $    1,752,000   $      (69,000)   $   1,683,000
        Accounts payable                                                       2,968,000          (35,000)       2,933,000
        Accounts payable - related parties                                       326,000         (326,000)               0
        Accrued expenses                                                       2,980,000          (41,000)       2,939,000
                                                                        ---------------------------------------------------
                        TOTAL CURRENT LIABILITIES                              8,026,000         (471,000)       7,555,000
                                                                        ---------------------------------------------------

Long-term debt, net of current portion and
        debt discount of $138,000                                                147,000          (85,000)          62,000
                    COMMITMENTS AND CONTINGENCIES

                         STOCKHOLDERS' EQUITY


Common Stock                                                                     179,000                           179,000
Deferred compensation                                                           (332,000)                         (332,000)
Additional paid-in capital                                                    87,975,000                        87,975,000
Accumulated deficit                                                          (87,482,000)      (3,944,000)     (91,426,000)
                                                                        ---------------------------------------------------
                       TOTAL STOCKHOLDERS' EQUITY                                340,000       (3,944,000)      (3,604,000)
                                                                        ---------------------------------------------------
              TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                  $    8,513,000   $   (4,500,000)   $   4,013,000
                                                                        ===================================================

                                RAMP CORPORATION
              UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2004


                                                                         SALE OF
                                                      AS REPORTED        ONRAMP (B)    PRO FORMA
                                                   -----------------------------------------------

   REVENUES                                        $     803,000    $    (703,000)   $     100,000

   COSTS AND EXPENSES
    Software and technology costs                      3,034,000                -        3,034,000
    Selling, general and administrative expenses      12,341,000         (842,000)      11,499,000
                                                   -----------------------------------------------
        TOTAL OPERATING EXPENSES                      15,375,000         (842,000)      14,533,000
                                                   -----------------------------------------------

   OTHER INCOME (EXPENSE)
    Other income                                           3,000                -            3,000
    Interest expense                                     (19,000)           7,000          (12,000)
    Financing costs                                     (526,000)               -         (526,000)
                                                   -----------------------------------------------
        TOTAL OTHER INCOME (EXPENSE)                    (542,000)           7,000         (535,000)
                                                   -----------------------------------------------

   NET LOSS                                          (15,114,000)         146,000      (14,968,000)
   Disproportionate deemed dividend issued
        to certain warrant holders                      (841,000)               -         (841,000)
                                                   -----------------------------------------------
   NET LOSS APPLICABLE TO COMMON STOCKHOLDERS      $ (15,955,000)   $     146,000    $ (15,809,000)
                                                   ===============================================

   Basic and diluted weighted average
     common shares outstanding                       161,833,017                       161,833,017
   Basic and diluted loss per common share                ($0.10)                           ($0.10)


See notes to Unaudited Pro Forma condensed financial statements

                                RAMP CORPORATION
              UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2003


                                                                           SALE OF
                                                       AS REPORTED       ONRAMP (B)        PRO FORMA
                                                    ------------------ ---------------- -----------------

   REVENUES                                           $       433,000    $   (242,000)   $       191,000

   COSTS AND EXPENSES
    Software and technology costs                           2,756,000                -         2,756,000
    Selling, general and administrative expenses           14,839,000        (313,000)        14,526,000
    Costs associated with terminated acquisition              142,000                -           142,000
                                                    ------------------ ---------------- -----------------
        TOTAL OPERATING EXPENSES                           17,737,000        (313,000)        17,424,000
                                                    ------------------ ---------------- -----------------

   OTHER INCOME (EXPENSE)
    Other income                                               23,000            3,000            26,000
    Interest expense and other financing costs            (9,858,000)            2,000       (9,856,000)
                                                    ------------------ ---------------- -----------------
        TOTAL OTHER INCOME (EXPENSE)                      (9,835,000)            5,000       (9,830,000)
                                                    ------------------ ---------------- -----------------

   NET LOSS                                              (27,139,000)           76,000      (27,063,000)
    Disproportionate deemed dividend issued
    to certain warrant holders                              2,026,000                -        2,026,000
    Beneficial conversion feature discount                  2,156,000                -        2,156,000
                                                     ----------------- ---------------- ----------------
   NET LOSS APPLICABLE TO COMMON STOCKHOLDERS            $(31,321,000)          76,000     $(31,245,000)
                                                     ================= ================ ================

   Basic and diluted weighted average                      90,158,032                        90,158,032
     common shares outstanding
   Basic and diluted loss per common share                    ($0.35)                           ($0.35)


                                RAMP CORPORATION
        NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               AS OF JUNE 30, 2004
                          AND STATEMENTS OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2004
                    AND FOR THE YEAR ENDED DECEMBER 31, 2003

A) To record the receipt of net proceeds from the sale of $450,000 after transaction costs of $50,000, disposition of assets sold, liabilities assumed by buyer, and loss on net assets sold.

B) Reflects the operating results for OnRamp for the six months ended June 30, 2004 and the period from November 10, 2003 (the original acquisition date) through December 31, 2003.